UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2021

Rush Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-20797 (Commission File Number)	74-1733016 (IRS Employer Identification No.)

555 IH-35 South, Suite 500 New Braunfels, Texas (Address of principal executive offices)		78130 (Zip Code)

Registrant’s telephone number, including area code: (830) 302-5200

Not Applicable
______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	RUSHA	Nasdaq Global Select Market
Class B Common Stock, par value $0.01 per share	RUSHB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 18, 2021, the Board of Directors of Rush Enterprises, Inc. (the “Company”) approved the Amendment and Restatement of the Company’s Deferred Compensation Plan (the “Amended and Restated Plan”). The Amended and Restated Plan includes the following changes from the prior Deferred Compensation Plan: (i) removes the ability to defer restricted stock units into the Amended and Restated Plan; (ii) eliminates the dividend repurchase feature (so that dividends go into cash accounts instead of the cash dividend being used to purchase additional shares); (iii) removes the survivor benefit for plan participants or contributions going forward; (iv) removes the evergreen class year election feature so that participants are encouraged to make an election each year; (v) removes the “Matching Contribution” and “Company Contribution” features; and (vi) updates certain terminology in the Amended and Restated Plan to conform with current best practices.

The foregoing description of the Amended and Restated Plan does not purport to be complete and is qualified in its entirety by the full text of the Amended and Restated Plan, a copy of which are filed hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 18, 2021, the Board of Directors of the Company approved the First Amendment to Amended and Restated Bylaws of the Company (the “Amendment”), effective as of such date. The Amendment changes the amount of notice required for the Company’s annual shareholders meeting from no less than ten days to no more than fifty days to no less than ten days to no more than sixty days.

The Amendment also includes a forum selection clause, which provides that unless the Company consents in writing to the selection of an alternative forum, the sole and exclusive forum for: (i) any derivative action or proceeding brought on behalf of the Company; (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer or employee of the Company to the Company or the Company’s shareholders; (iii) any action asserting a claim against the Company or any director, officer or employee of the Company arising pursuant to any provision of the Texas Business Organizations Code or the Company’s articles of incorporation or bylaws; or (iv) any action asserting a claim against the Company or any director, officer or employee of the Company governed by the internal affairs doctrine shall be any state or federal court located in Bexar County, Texas.

In addition, the Amendment provides that, unless the Company consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the sole and exclusive forum for any action, claim or proceeding against the Company or any of its current or former officers or directors arising under the federal securities laws, including without limitation any claims under the Securities Act of 1933, as amended, the Exchange Act of 1934, as amended or rules promulgated pursuant to any provision of the federal securities laws, shall be the federal district courts of the United States of America.

Lastly, the Amendment provides that any person or entity purchasing or otherwise acquiring or holding any interest in any security of the Company shall be deemed to have notice of and consented to the above-described exclusive forum provisions.

The foregoing summary of the Amendment is qualified in its entirety by reference to the complete text of the Amendment, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07         Submission of Matters to a Vote of Security Holders.

On May 18, 2021, the Company held its 2021 Annual Meeting of Shareholders (the “2021 Annual Meeting”). At the 2021 Annual Meeting, the holders of 40,790,181 shares of Class A Common Stock and the holders of 11,809,647 shares of Class B Common Stock cast votes, either in person or by proxy. Set forth below are the final voting results for the proposals voted upon at the 2021 Annual Meeting. The 2021 Proxy Statement contains a detailed description of the proposals.

Proposal 1 – Election of Directors. The Company’s shareholders elected W.M. “Rusty” Rush, Thomas A. Akin, James C. Underwood, Raymond J. Chess, William H. Cary, Dr. Kennon H. Guglielmo and Elaine Mendoza as directors to hold office until the Company’s 2022 Annual Meeting of Shareholders. The voting results for each of these individuals were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
W. M. “Rusty” Rush	12,422,024	122,889	1,304,186
Thomas A. Akin	12,409,500	135,413	1,304,186
James C. Underwood	11,675,532	869,381	1,304,186
Raymond J. Chess	12,493,696	51,217	1,304,186
William H. Cary	11,695,636	849,277	1,304,186
Dr. Kennon H. Guglielmo	11,310,585	1,234,328	1,304,186
Elaine Mendoza	12,317,767	227,146	1,304,186

Proposal 2 – Ratification of the Company’s Independent Registered Public Accounting Firm. The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year. The voting results were as follows:

Votes For	Votes Against	Abstentions
13,696,813	149,380	2,906

Item 9.01          Financial Statements and Exhibits.

(d)      Exhibits

Exhibit No.       Description

3.1	First Amendment to Amended and Restated Bylaws of Rush Enterprises, Inc.
10.1	Rush Enterprises, Inc. Deferred Compensation Plan (as Amended and Restated Effective May 18, 2021)
104	Cover Page Interactive Data File (formatted in Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSH ENTERPRISES, INC.

Dated: May 24, 2021	By:	/s/ Michael Goldstone
Vice President, General Counsel and Corporate Secretary